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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 21, 2001

                    INVERNESS MEDICAL INNOVATIONS, INC.
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         Delaware                   001-16789                04-3565120
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State or other jurisdiction         Commission               IRS Employer
     of incorporation               File Number              Identification No.


51 Sawyer Road, Suite 200, Waltham, MA                       02453
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (781) 647-3900


                              Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     On December 21, 2001, Inverness Medical Innovations, Inc. (the "Company") and IVC Industries, Inc. ("IVC") announced in a joint press release that they had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") in which the Company has agreed to acquire IVC. A copy of the press release announcing the signing of the Merger Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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Item 7. Financial Statement and Exhibits.

        (c)   Exhibits

      Number                 Title
      ------                 -----

       99.1 Press Release dated December 21, 2001, entitled "Inverness Medical Innovations, Inc. Agrees to Acquire IVC
                 Industries, Inc."


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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           INVERNESS MEDICAL INNOVATIONS, INC.


Dated: December 31, 2001                   By: /s/ Ron Zwanziger
                                               -------------------------------
                                               Ron Zwanziger
                                               President and Chief
                                               Executive Officer



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                                EXHIBIT INDEX

      Number                 Title
      ------                 -----

       99.1 Press Release dated December 21, 2001, entitled "Inverness Medical Innovations, Inc. Agrees to Acquire IVC
                 Industries, Inc."